MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	09/27/04

		Original	Beginning				Allocated	Ending
		Certificate	Certificate	Principal	Interest	Total	Realized	Certificate
Class	Cusip	Face Value	Balance(1)	Distribution	Distribution(2)	Distribution	Losses	Balance
A-1	57643LDD5	$212,636,000.00	$204,936,389.52	$11,208,702.58	$359,748.75	$11,568,451.33	$0.00	$193,727,686.94
A-2	57643LDE3	$111,042,000.00	$106,646,479.91	$3,131,317.76	$187,209.01	$3,318,526.77	$0.00	$103,515,162.15
A-3	57643LDF0	$89,868,000.00	$88,833,022.35	$1,146,522.72	$148,610.24	$1,295,132.96	$0.00	$87,686,499.63
A-4	57643LDG8	$57,284,000.00	$51,367,733.69	$7,053,151.32	$96,763.97	$7,149,915.29	$0.00	$44,314,582.37
M-1	57643LDJ2	$38,375,000.00	$38,375,000.00	$0.00	$77,917.24	$77,917.24	$0.00	$38,375,000.00
M-2	57643LDK9	$33,947,000.00	$33,947,000.00	$0.00	$89,153.31	$89,153.31	$0.00	$33,947,000.00
M-3	57643LDL7	$10,332,000.00	$10,332,000.00	$0.00	$29,975.72	$29,975.72	$0.00	$10,332,000.00
M-4	57643LDM5	$7,380,000.00	$7,380,000.00	$0.00	$25,470.23	$25,470.23	$0.00	$7,380,000.00
M-5	57643LDN3	$8,856,000.00	$8,856,000.00	$0.00	$32,593.77	$32,593.77	$0.00	$8,856,000.00
M-6	57643LDP8	$8,856,000.00	$8,856,000.00	$0.00	$43,553.07	$43,553.07	$0.00	$8,856,000.00
M-7	57643LDQ6	$5,904,000.00	$5,904,000.00	$0.00	$29,035.38	$29,035.38	$0.00	$5,904,000.00
CE	NA	$5,901,941.64	$5,901,941.64	$0.00	$2,034,977.41	$2,034,977.41	$0.00	$5,901,941.64
P	NA	$100.00	$100.00	$0.00	$417,581.14	$417,581.14	$0.00	$100.00
R	NA	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total		$590,382,041.64	$571,335,667.11	$22,539,694.38	$3,572,589.24	$26,112,283.62	$0.00	$548,795,972.73

AMOUNTS PER $1,000 UNIT	PASS THROUGH RATES

					Ending	Original	Current	Next
	Principal	Interest	Total	Realized	Certificate	Pass-Through	Pass-Through	Pass-Through
Class	Distribution	Distribution	Distribution	Losses	Balance	Interest Rate	Interest Rate	Interest Rate*
A-1	52.71309929	1.69185251	54.40495180	0.00000000	911.07661421	1.77000%	1.91500%	2.14000%
A-2	28.19939987	1.68592974	29.88532961	0.00000000	932.21629789	1.77000%	1.91500%	2.14000%
A-3	12.75785285	1.65365024	14.41150309	0.00000000	975.72550441	1.68000%	1.82500%	2.05000%
A-4	123.12602681	1.68919716	124.81522397	0.00000000	773.59441327	1.91000%	2.05500%	2.28000%
M-1	0.00000000	2.03041668	2.03041668	0.00000000	1000.00000000	2.07000%	2.21500%	2.44000%
M-2	0.00000000	2.62625004	2.62625004	0.00000000	1000.00000000	2.72000%	2.86500%	3.09000%
M-3	0.00000000	2.90125048	2.90125048	0.00000000	1000.00000000	3.02000%	3.16500%	3.39000%
M-4	0.00000000	3.45125068	3.45125068	0.00000000	1000.00000000	3.62000%	3.76500%	3.99000%
M-5	0.00000000	3.68041667	3.68041667	0.00000000	1000.00000000	3.87000%	4.01500%	4.24000%
M-6	0.00000000	4.91791667	4.91791667	0.00000000	1000.00000000	5.22000%	5.36500%	5.59000%
M-7	0.00000000	4.91791667	4.91791667	0.00000000	1000.00000000	5.22000%	5.36500%	5.59000%
CE	0.00000000	344.79795534	344.79795534	0.00000000	1000.00000000	4.84608%	4.27415%
P	0.00000000	4175811.4000	4175811.4000	0.00000000	1000.00000000

* Estimated

(1) The Class P Certificates do not accrue interest. Amounts appearing as Interest Distributions represent payments of Prepayment Charges.

Please contact the Bondholder relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.

U.S. BANK NATIONAL ASSOCIATION

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	09/27/04

Section 4.02 (ii),(xv)
INTEREST			Reduction from the Allocation of:
	Interest	Unpaid		Prepayment	Relief Act
	Distribution	Interest	Realized	Interest	Interest
Class	Amount	Amount	Losses	Shortfalls	Shortfalls
A-1	$359,748.75	$0.00	$0.00	$0.00	$0.00
A-2	$187,209.01	$0.00	$0.00	$0.00	$0.00
A-3	148,610.24	$0.00	$0.00	$0.00	$0.00
A-4	96,763.97	$0.00	$0.00	$0.00	$0.00
M-1	$77,917.24	$0.00	$0.00	$0.00	$0.00
M-2	$89,153.31	$0.00	$0.00	$0.00	$0.00
M-3	$29,975.72	$0.00	$0.00	$0.00	$0.00
M-4	$25,470.23	$0.00	$0.00	$0.00	$0.00
M-5	$32,593.77	$0.00	$0.00	$0.00	$0.00
M-6	$43,553.07	$0.00	$0.00	$0.00	$0.00
M-7	$29,035.38	$0.00	$0.00	$0.00	$0.00
CE	$2,034,977.41	$0.00	$0.00	$0.00	$75.74
P	$417,581.14	NA	$0.00	$0.00	$0.00
TOTAL	$3,572,589.24	$0.00	$0.00	$0.00	$75.74

Section 4.02 (xvi), (xvii)
PPIS & RAIS	Prepayment Interest Shortfalls not covered by the servicer pursuant to Section 3.24	$0.00
	Relief Act Interest Shortfalls	$75.74

Section 4.02 (xviii)
Overcollateralization Amount	$5,901,941.64
Overcollateralization Release Amount	$0.00
Overcollateralization Deficiency	$0.00
Overcollateralization Target Amount	$5,901,941.64
Monthly Excess Cashflow	$2,034,977.40

Credit Enhancement Percentage	20.925%

Section 4.02 (v),(vi)
POOL	Stated Principal Balance of Mortgage Loans	$548,795,972.73
	Number of Mortgage Loans	3,269

Section 4.02 (vi)
WAC & WAM	Weighted Average Remaining Term to Maturity	335
	Weighted Average Mortgage Interest Rate	7.1499%

Section 4.02 (iv)
P&I ADVANCES	Aggregate Advances for the Collection Period	$1,036,306.02

				Stated Principal	Stated Principal
Section 4.02 (vii)		Number	Number as %	Balance	Balance as %
DELINQUENCIES	30-59 days delinquent	23	0.70358%	$3,230,358.65	0.58863%
	60-89 days delinquent	13	0.39768%	$1,985,987.34	0.36188%
	90 or more days delinquent	1	0.03059%	$295,885.86	0.05392%
	Foreclosures	0	0.00000%	$0.00	0.00000%
	Bankruptcies	0	0.00000%	$0.00	0.00000%

Section 4.02 (v),(viii)
REO	Number of REO Loans	0
	Number of REO Loans as %	0.00000%
	Stated Principal Balance of REO Properties	$0.00
	Stated Principal Balance of REO Properties as %	0.00000%
	Total Book Value of REO Properties:	$0.00

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	09/27/04

Section 4.02 (xxi)
Stepdown Date Occurrence	NO
Trigger Event Occurrence	NO
Realized Loss as a Percentage of the Original Pool Balance	0.00000%

Section 4.02 (iii),(xii)
FEES	Trustee Fee	$10,236.42
	Servicing Fee	$238,440.54
	Extraordinary Trust Fund Expenses	$0.00

Section 4.02 (x), (xxii)
AVAILABLE FUNDS	Principal:
	Scheduled Principal	$474,616.50
	Principal Prepayments (includes curtailments)	$22,065,077.88
	Liquidation Proceeds	$0.00
	Total Principal	$22,539,694.38

Net Interest (net of servicing & trustee fee)	$3,155,008.09

Available Funds (total principal plus net interest)	$25,694,702.47

Section 4.02 (i)
PREPAYMENT	Prepayment Penalties	$417,581.14
PENALTIES	Servicer Prepayment Charge Payment Amounts	$0.00

Section 4.02 (xi)
LOSSES &	Current Loss	$0.00
RECOVERIES	Aggregate Realized Losses since Closing	$0.00

Subsequent Recoveries	$0.00
Aggregate Subsequent Recoveries since Closing	$0.00

Section 4.02 (xxi)
Aggregate Loss Severity Percentage	0.00000%

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	09/27/04

Section 4.02 (xxiii)
Net WAC Rate Carryover Amount	Net WAC Rate	Amounts
Class	Carryover Amount	Unpaid
A-1	$0.00	$0.00
A-2	$0.00	$0.00
A-3	$0.00	$0.00
A-4	$0.00	$0.00
M-1	$0.00	$0.00
M-2	$0.00	$0.00
M-3	$0.00	$0.00
M-4	$0.00	$0.00
M-5	$0.00	$0.00
M-6	$0.00	$0.00
M-7	$0.00	$0.00

Section 4.02 (xxiv)
Payments made under Cap Contracts
A-1 Cap Contract	0.00
A-2 Cap Contract	0.00
Group III Cap Contract	0.00
Mezzanine Contract	0.00

Section 4.02 (xiv)
Ending Balance Factors	Class	Factor
	A-1	0.911077
	A-2	0.932216
	A-3	0.975726
	A-4	0.773594
	M-1	1.000000
	M-2	1.000000
	M-3	1.000000
	M-4	1.000000
	M-5	1.000000
	M-6	1.000000
	M-7	1.000000
	CE	1.000000